UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 28, 2014

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 28, 2014, Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (the “Company”), announced that its board of directors has authorized the Company to pursue the development of a master limited partnership (“MLP”). The MLP would be comprised of interests in select drilling rigs from the Company’s existing fleet. The Company expects to file a registration statement with the U.S. Securities and Exchange Commission relating to the common units of the MLP during the second quarter of 2015. The anticipated offering would be subject to the final approval of Noble’s board of directors and market conditions. A copy of the related press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Disclosure Statement

This release contains forward-looking statements. Statements regarding the development of an MLP, the timing of or conditions to any such development, the Company’s capital allocation strategy, uses of cash flows, value creation or competitive position, as well as any other statements that are not historical facts in this release, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to actions by governmental and regulatory authorities, employee relations, market and business conditions, the Company’s financial results and performance, changes in law, availability and terms of any financing, satisfaction of regulatory conditions, actions by customers and other third parties, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, weather conditions, the future price of oil and gas and other factors detailed in Noble’s most recent Form 10-K, Form 10-Q and other filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release issued by Noble Corporation plc dated October 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales

Date: October 28, 2014

	By:	/s/ James A. MacLennan
	Name:	James A. MacLennan
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release issued by Noble Corporation plc dated October 28, 2014.